Exhibit 99.1

KINDRED HEALTHCARE CLOSES $1.35 BILLION SENIOR UNSECURED NOTES OFFERING;

ANNOUNCES FEBRUARY 2 TARGET CLOSING DATE FOR MERGER WITH GENTIVA NOW

THAT ALL FINANCING IS COMPLETE

LOUISVILLE, Ky. (December 18, 2014) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that it has closed its previously announced offering of $1.35 billion aggregate principal amount of senior unsecured notes. The $1.35 billion of notes were issued in two tranches of $750 million of 8.00% Senior Notes due 2020 at an issue price of 100% and $600 million of 8.75% Senior Notes due 2023 at an issue price of 100% (collectively, the “Notes”).

With the completion of this notes offering, Kindred has all necessary financing in place to fund its previously announced acquisition of Gentiva Health Services, Inc. (“Gentiva”) (NASDAQ:GTIV). Kindred and Gentiva are now targeting a February 2, 2015 closing date, subject to satisfaction of the conditions to closing under the merger agreement between Kindred and Gentiva.

“We are pleased to have completed our financing activities, accelerating the expected completion of our combination with Gentiva,” said Paul J. Diaz, Chief Executive Officer of Kindred. “We are more excited than ever about the compelling prospects for continued growth and value creation. Gentiva will further enhance Kindred’s industry leading position as the nation’s premier post-acute and rehabilitation services provider and make Kindred at Home the largest and most geographically diversified Home Health and Hospice organization in the United States.”

Prior to the consummation of the acquisition of Gentiva, the Notes will be the senior secured obligations of Kindred Escrow Corp. II. Upon consummation of the acquisition of Gentiva, the Notes will be assumed by Kindred and will be fully and unconditionally guaranteed on a senior unsecured basis by substantially all of Kindred’s domestic 100% owned subsidiaries, including Gentiva and substantially all of its domestic 100% owned subsidiaries.

The Notes were issued in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-United States persons in offshore transactions in accordance with Regulation S under the Securities Act.

The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration under the Securities Act or an applicable exemption from registration requirements. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Guggenheim Securities, LLC and Morgan Stanley & Co. LLC acted as joint book-running managers for the offering.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and

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Kindred Healthcare Closes $1.35 Billion Senior Unsecured Notes Offering; Announces February 2 Target Closing Date For Merger With Gentiva Now That All Financing Is Complete

December 18, 2014

timing of a transaction), all statements regarding the Company’s (and the Company’s and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with respect to Gentiva to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed acquisition include, but are not limited to, the risk that Gentiva’s stockholders do not approve the acquisition, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, uncertainties as to the timing of the acquisition, adverse effects on the Company’s stock price resulting from the announcement or completion of the acquisition, competitive responses to the announcement or completion of the acquisition, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the acquisition are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition, uncertainties as to whether the completion of the acquisition or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the acquisition, litigation relating to the acquisition, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $5 billion and approximately 62,600 employees in 47 states. At September 30, 2014, Kindred through its subsidiaries provided healthcare services in 2,376 locations, including 97 transitional care hospitals, five inpatient rehabilitation hospitals, 99 nursing centers, 22 sub-acute units, 152 Kindred at Home hospice, home health and non-medical home care locations, 102 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business,

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Kindred Healthcare Closes $1.35 Billion Senior Unsecured Notes Offering; Announces February 2 Target Closing Date For Merger With Gentiva Now That All Financing Is Complete

December 18, 2014

RehabCare, which served 1,899 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve.

Additional Information

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between the Company and Gentiva. In connection with the proposed acquisition, the Company filed a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC. SHAREHOLDERS OF GENTIVA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about the Company and Gentiva, without charge, at the SEC’s website, http://www.sec.gov. Those documents, when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the Company’s website at www.kindredhealthcare.com.

Participants in Solicitation

The Company and its directors and executive officers, and Gentiva and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Gentiva common stock in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2014. Information about the directors and executive officers of Gentiva is set forth in the proxy statement for Gentiva’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed acquisition when it becomes available.

Contacts

Media Susan Moss Senior Vice President, Marketing and Communications Kindred Healthcare, Inc. 502-596-7296 or Andrew Siegel / Nick Lamplough Joele Frank, Wilkinson Brimmer Katcher 212-355-4449	Investors and Analysts Stephen Farber Executive Vice President, Chief Financial Officer Kindred Healthcare, Inc. 502-596-2525

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